UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 9, 2003
                                                          -------------

                           Constellation Brands, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    001-08495
                            ------------------------
                            (Commission File Number)

               Delaware                                          16-0716709
     ----------------------------                            -------------------
     (State or other jurisdiction                            (IRS Employer
     of incorporation)                                       Identification No.)


              300 WillowBrook Office Park, Fairport, New York 14450
            ---------------------------------------------------------
            (Address of principal executive offices)       (Zip Code)


                                 (585) 218-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibit is furnished as part of this Form 8-K.

     No.   Description
     --    -----------
     99.1  Press Release dated April 9, 2003.

ITEM 9. REGULATION FD DISCLOSURE (ALSO BEING PROVIDED UNDER NEW ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

     The information in this Report, including the Exhibit attached hereto, is furnished pursuant to Item 9 and Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

     On April 9, 2003, Constellation Brands, Inc. (the "Company") reported its results for the fourth quarter and year ended February 28, 2003. The Company's earnings release for the fourth quarter and year ended February 28, 2003 is attached as Exhibit 99.1

     The earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

     Adjusted EBITDA is presented in the earnings release. This measure is routinely calculated and communicated by the Company because management believes it is of interest to investors and lenders in relation to its overall capital structure and its ability to borrow additional funds. The Company defines adjusted EBIDTA as operating income, plus restructuring charges, depreciation, amortization and equity in earnings of joint venture. Adjusted EBIDTA does not represent cash flow from operations, as defined by generally accepted accounting principles in the United States. Adjusted EBIDTA should not be considered as a substitute for net income or loss, or as an indicator of operating performance or whether cash flows will be sufficient to fund cash needs.

     The other non-GAAP financial measures presented in the earnings release exclude charges and gains related to actions that impacted the Company's results during the past two fiscal years. These measures are presented because management uses this information excluding these charges and gains in evaluating results of the continuing operations of the Company and believes that this information provides the users of the financial statements a valuable insight into the operating results.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSTELLATION BRANDS, INC.


Dated:  April 9, 2003                      By: /s/ Thomas S. Summer
                                               --------------------------------
                                               Thomas S. Summer, Executive Vice
                                               President and Chief Financial
                                               Officer

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     99.1  Press Release dated April 9, 2003